                                                                     EXHIBIT B


                             LETTER OF TRANSMITTAL

              TO TENDER DEPOSITARY SHARES (CUSIP NO. 693 304 875)
            (THE "DEPOSITARY SHARES") EACH REPRESENTING A ONE-FOURTH INTEREST IN A SHARE OF $7.96 CUMULATIVE PREFERRED STOCK

                                       OF

                              PECO ENERGY COMPANY

                PURSUANT TO THE OFFER BY PECO ENERGY COMPANY TO

                  EXCHANGE TRUST RECEIPTS EACH REPRESENTING A
                   8.72% CUMULATIVE MONTHLY INCOME PREFERRED
              SECURITY, SERIES B ("SERIES B PREFERRED SECURITIES")

                                       OF

                           PECO ENERGY CAPITAL, L.P.
                     FOR UP TO 5,400,000 DEPOSITARY SHARES

     This Letter of Transmittal relates to the offer by PECO Energy Company ("PECO Energy") to effect the exchange of Trust Receipts (the "Preferred Trust Receipts"), each representing a 8.72% Cumulative Monthly Income Preferred Security, Series B (the "Series B Preferred Securities") of PECO Energy Capital, L.P. ("PECO Energy Capital"), for up to 5,400,000 Depositary Shares, each representing a one-fourth interest in a share of $7.96 Cumulative Preferred Stock of PECO Energy.

     The exchange of Preferred Trust Receipts for Depositary Shares will be effected by (a) the tendering of the Depositary Shares to FIRST CHICAGO TRUST COMPANY OF NEW YORK (the "Exchange Agent"), (b) the delivery by PECO Energy of its 8.72% Deferrable Interest Subordinated Debentures, Series B (the "Series B Subordinated Debentures") to the Exchange Agent, which will receive the Series B Subordinated Debentures on behalf of the holders ("Holders") of Depositary Shares validly tendered and accepted, in exchange for the Depositary Shares, (c) the delivery by the Exchange Agent (acting pursuant to the directions of the holders of the Depositary Shares) of the Series B Subordinated Debentures to PECO Energy Capital in consideration for the issuance and deposit by PECO Energy Capital of the Series B Preferred Securities with PECO Energy Capital Trust I (the "Trust") under a Trust Agreement, and (d) the issuance and delivery by the Trust of the Preferred Trust Receipts to the Exchange Agent for distribution, either in certificated form or through the facilities of a depository, to each holder.

     The offer is for up to 5,400,000 Depositary Shares, unless reduced by PECO Energy in its sole discretion. If more than 5,400,000 or Depositary Shares are validly tendered, acceptance of Depositary Shares of each tendering holder will be pro rated.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
           TIME, ON DECEMBER 13, 1995, UNLESS THE OFFER IS EXTENDED.

                      The Exchange Agent for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

           By Hand or Overnight Courier:                                By Mail:
      First Chicago Trust Company of New York          (Registered or Certified Mail Recommended)
                Tenders & Exchanges                      First Chicago Trust Company of New York
                  14 Wall Street                                   Tenders & Exchanges
            8th Floor, Suite 4680-PECO                               Suite 4660-PECO
             New York, New York 10005                                 P.O. Box 2559
                                                           Jersey City, New Jersey 07303-2559

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS
             SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING CIRCULAR/PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT FOR THE EXCHANGE OFFER, AT 77 WATER STREET, NEW YORK, NEW YORK 10005, TELEPHONE (800) 628-8509 (TOLL-FREE) OR (212) 425-1685.

     This Letter of Transmittal is to be completed by holders of Depositary Shares, (i) if certificates for Depositary Shares are to be forwarded herewith;
(ii) unless an Agent's Message (as defined in the accompanying Offering Circular/Prospectus dated November 6, 1995 (the "Offering Circular/Prospectus")) is utilized, if tenders of Depositary Shares are to be made by book-entry transfer into the account of the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures described under "The Offer-Procedures for Tendering" in the Offering Circular/Prospectus; or (iii) if tenders of Depositary Shares are to be made by book-entry transfer into the account of the Exchange Agent at Philadelphia Depository Trust Company or Midwest Securities Trust Company (collectively with DTC, the "Depositories" and each individually, a "Depository") pursuant to the procedures under "The Offer -- Procedures for Tendering" in the Offering Circular/Prospectus. Holders of Depositary Shares who tender shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

     Any holder of Depositary Shares who submits this Letter of Transmittal and tenders Depositary Shares in accordance with the instructions contained herein prior to the Expiration Date (as defined in the Offering Circular/Prospectus) will thereby have directed the Exchange Agent to deliver the Series B Subordinated Debentures to PECO Energy Capital which will deposit the Series B Preferred Securities in the Trust with PNC Bank, Delaware, as Trustee, which will issue the Preferred Trust Receipts to such Holder, all as set forth in the Offering Circular/Prospectus. Tenders of Depositary Shares pursuant to this Letter of Transmittal are subject to withdrawal as described in the Offering Circular/Prospectus under the caption "The Offer -- Withdrawal of Tenders".

--------------------------------------------------------------------------------
                   DESCRIPTION OF DEPOSITARY SHARES TENDERED

------------------------------------------------------------------------------------------------------------------------------
              NAME(S) AND ADDRESS(ES) OF                                       DEPOSITARY SHARES TENDERED
                 REGISTERED HOLDER(S)                                            (ATTACH ADDITIONAL LIST
              (PLEASE FILL IN, IF BLANK)                                              IF NECESSARY)
  ------------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL NUMBER OF
                                                                                    DEPOSITARY SHARES
                                                              CERTIFICATE            REPRESENTED BY        NUMBER OF DEPOSITARY
                                                              NUMBER(S)*             CERTIFICATE(S)*         SHARES TENDERED**
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
                                                             TOTAL SHARES
  ------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Holders tendering by book-entry transfer.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full number of Depositary Shares
    represented by the tendered certificates. See Instruction 4.
--------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A DEPOSITORY AND COMPLETE THE
    FOLLOWING:
     Name of Tendering Institution

     Check box of Book-Entry Transfer Facility
          / / The Depository Trust Company
          / / Philadelphia Depository Trust Company
          / / Midwest Securities Trust Company
     Account No.
     Transaction Code No.

/ / CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     Name(s) of Tendering Shareholder(s)
     Date of Execution of Notice of Guaranteed Delivery
     Name of Institution which Guaranteed Delivery
     If delivery by book-entry transfer: Name of Tendering Institution

     Check box of Book-Entry Transfer Facility
          / / The Depository Trust Company
          / / Philadelphia Depository Trust Company
          / / Midwest Securities Trust Company
     Account No.
     Transaction Code No.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 11)

     PECO Energy will pay to any Soliciting Dealer, as defined in Instruction 11, a solicitation fee of $0.50 per Depositary Share validly tendered and accepted for exchange pursuant to the Offer (as herein defined).

     The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
              -----------------------------------------------------------------
                                      (Please Print)

Name of Individual Broker or Financial Consultant:
                                                   ----------------------------

-------------------------------------------------------------------------------

Identification Number (if known):
                                  ---------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer;
(iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by PECO Energy; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

     If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

     SOLICITING DEALERS ARE NOT ENTITLED TO A SOLICITATION FEE FOR DEPOSITARY SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Pursuant to the offer by PECO Energy Company ("PECO Energy"), the undersigned hereby tenders to PECO Energy each of the above-described Depositary Shares, each representing a one-fourth ( 1/4) share interest in PECO Energy's $7.96 Cumulative Preferred Stock, $100 liquidation preference, in exchange for trust receipts (the "Preferred Trust Receipts"), issued by PECO Energy Capital Trust I (the "Trust") with PNC Bank, Delaware, as Trustee (the "Trustee"), each representing a 8.72% Cumulative Monthly Income Preferred Security, Series B (the "Series B Preferred Securities") of PECO Energy Capital, L.P. ("PECO Energy Capital") on the basis of one Preferred Trust Receipt for each Depositary Share validly tendered and accepted. PECO Energy offers to effect exchange of Preferred Trust Receipts for up to 5,400,000 Depositary Shares (the "Exchange"), upon the terms and subject to the conditions set forth in the Offering Circular/Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offering Circular/Prospectus, constitute the "Offer"). Depositary Shares not accepted for exchange because of proration or for any other reason will be returned. The Preferred Trust Receipts will be issued in either book-entry form through the facilities of a Depository or in certificated form, depending on whether the Depositary Shares are tendered in certificated form or by book-entry transfer.

     Distributions, redemption price and stated liquidation preference on the Series B Preferred Securities, and ultimately the Preferred Trust Receipts, will be paid from corresponding payments on PECO Energy Company 8.72% Deferrable Interest Subordinated Debentures, Series B (the "Series B Subordinated Debentures") issued by PECO Energy in consideration for the issuance and deposit by PECO Energy Capital of the Series B Preferred Securities.

     The mechanics of the Exchange actually involve a simultaneous two-step process. In step one, the undersigned, as holder of the Depositary Shares, exchanges the Depositary Shares for the Series B Subordinated Debentures of PECO Energy. In step two, the undersigned directs the Exchange Agent to deliver the Series B Subordinated Debentures to PECO Energy Capital upon issuance and deposit by PECO Energy Capital of the Series B Preferred Securities with the Trust and the issuance by the Trustee of Preferred Trust Receipts to the undersigned. Though the mechanics of the Exchange involve the undersigned receiving Series B Subordinated Debentures and exchanging Series B Subordinated Debentures for the Preferred Trust Receipts, the Exchange will appear to the undersigned as a one-step transaction where the Depositary Shares are exchanged directly for the Preferred Trust Receipts. The two-step process will be effected simultaneously by use of the Exchange Agent as described in the next paragraph. The undersigned acknowledges that it has no right to retain Series B Subordinated Debentures.

     Subject to and effective upon acceptance for exchange of the Depositary Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of PECO Energy, all right, title and interest in and to all the Depositary Shares that are being tendered hereby and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Depositary Shares, with full power of substitution (such power of attorney, being deemed to be an irrevocable power coupled with an interest), to (a) accept depositary receipts for such Depositary Shares or assign or transfer ownership of such Depositary Shares on the account books maintained by the Depository which holds the Depositary Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, for deposit by the Depository into the account of the Exchange Agent, (b) present such Depositary Shares for transfer on the books of PECO Energy, (c) accept the Series B Subordinated Debentures from PECO Energy in exchange for the Depositary Shares,
(d) deliver the Series B Subordinated Debentures to PECO Energy Capital, (e) deposit the Preferred Trust Receipts into the account of the undersigned, or issue certificates for Preferred Trust Receipts and (f) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Depositary Shares tendered hereby and to acquire Preferred Trust Receipts issuable upon the exchange of such tendered Depositary Shares and that, when the undersigned's Depositary Shares are accepted for exchange, PECO Energy will acquire good and unencumbered title to such tendered Depositary Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by PECO Energy to be necessary or desirable to complete the exchange, assignment and transfer of tendered Depositary Shares or transfer ownership of such Depositary Shares.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Depositary Shares pursuant to any one of the procedures described in "The Offer -- Procedures for Tendering" of the Offering Circular/Prospectus and in the instructions hereto will constitute agreements between the undersigned and PECO Energy upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Exchange Instructions", please cause Preferred Trust Receipts to be issued to me in certificated form or by crediting the account of the undersigned at the Depository which held my Depositary Shares, and return any Depositary Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at the Depository where my Depositary Shares were held). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for Depositary Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please cause the Preferred Trust Receipts to be issued and delivered to, and return any Depositary Shares not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Depositary Shares to, the person(s) so indicated.

------------------------------------------------------------
                         SPECIAL EXCHANGE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates representing Preferred Trust Receipts are to be issued, or certificates for Depositary Shares not tendered or not accepted for exchange are to be issued, in the name of someone other than the undersigned.

 Issue / / certificates for Depositary Shares to:

 Issue / / certificates for Preferred Trust Receipts in name of:

 Name   -----------------------------------------------------------
                                 (Please Print)

 -----------------------------------------------------------

 Address  -----------------------------------------------------------
 -----------------------------------------------------------
                                   (Zip Code)

 -----------------------------------------------------------
                         (Taxpayer Identification No.)
------------------------------------------------------------

------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

      To be completed ONLY if certificates for Depositary Shares not tendered or not accepted for exchange, or certificates for Preferred Trust Receipts are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature(s).

 Mail / / certificates for Depositary Shares to:

 Name   -----------------------------------------------------------
                                 (Please Print)

 -----------------------------------------------------------

 Address  -----------------------------------------------------------
 -----------------------------------------------------------
                                   (Zip Code)

 Mail / / certificates for Preferred Trust Receipts to:

 Name   -----------------------------------------------------------
                                 (Please Print)

 -----------------------------------------------------------
 Address  -----------------------------------------------------------
 -----------------------------------------------------------
                                   (Zip Code)

------------------------------------------------------------

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)


-------------------------------------------------------------------------------
                            Signature(s) of Owner(s)
Dated               , 1995
     ---------------
Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     ----------------------------------------------------------
Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
                           ----------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Depositary Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                    -----------------------------------------------------------
Name
    ---------------------------------------------------------------------------
Title
     --------------------------------------------------------------------------
Address
       ------------------------------------------------------------------------
Name of Firm
            -------------------------------------------------------------------
Area Code and Telephone Number
                              -------------------------------------------------

Dated               , 1995
     ---------------

--------------------------------------------------------------------------------
                         PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
-------------------------------------------------------------------------------------------------------
 PAYEE INFORMATION -- check appropriate box:
 / / Corporation        / / Partnership        / / Individual/Sole Proprietor        / / Other
 Name(s) as shown above on certificate(s) for Depositary Shares (if joint ownership, list first and circle the name of the person or entity whose number you enter in Part I below).
-------------------------------------------------------------------------------------------------------
 Address (if holder does not complete, signature in Part III below will constitute a certification that the address on the reverse hereof is correct).
-------------------------------------------------------------------------------------------------------
 City, State, and Zip Code
-------------------------------------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)
-------------------------------------------------------------------------------------------------------
 PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
 Social Security Number                    OR Employer Identification Number
                       -------------------                                  -------------------
-------------------------------------------------------------------------------------------------------
 PART II -- TIN Applied For / /
 For Payees exempt from backup withholding, write "Exempt" here.
                                                                -------------------------------
-------------------------------------------------------------------------------------------------------
 PART III -- CERTIFICATION.  Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS.  You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if you have been notified by the IRS that you are no longer subject to backup withholding, do not cross item (2).
-------------------------------------------------------------------------------------------------------
  SIGNATURE                                                                       DATE
-------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU WITH RESPECT TO THE PREFERRED TRUST RECEIPTS. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART I OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, thirty-one
(31) percent of all reportable payments made to me will be withheld until I provide a properly certified Taxpayer Identification Number to the Exchange Agent.

------------------------------------------------------
------------------------------------------------------
Signature                                  Date

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal (i) if tendered Depositary Shares are registered in the name(s) of the undersigned and the Preferred Trust Receipts to be issued in exchange therefor are to be issued (and any Depositary Shares not tendered or not accepted for exchange are to be returned) in the name of the registered holder(s) (which term, for the purposes described herein, shall include any participant in a Depository whose name appears on a security listing as the owner of Depositary Shares) and (ii) such holder(s) have not completed the instruction entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal. If the tendered Depositary Shares are registered in the name(s) of someone other than the undersigned or if the Preferred Trust Receipts to be issued in exchange therefor are to be issued (or Depositary Shares not tendered or not accepted for exchange are to be returned) in the name of any other person, such tendered Depositary Shares must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Exchange Agent and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND DEPOSITARY SHARES.

     Depositary receipts for all physically delivered Depositary Shares, or confirmation of any book-entry transfer to the Exchange Agent's account at a Depository of Depositary Shares tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as (i) a properly completed and duly executed copy of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, or (2) an Agent's Message in connection with a book-entry transfer, must be received by the Exchange Agent at either of the addresses set forth herein prior to the Expiration Date.

     If a holder of Depositary Shares desires to participate in the Offer and time will not permit this Letter of Transmittal or Depositary Shares to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at its office prior to the Expiration Date, a Notice of Guaranteed Delivery from an Eligible Institution setting forth the name and address of the tendering Holder, the name(s) in which the Depositary Shares are registered and, if the Depositary Shares are held in certificated form, the certificate numbers of the Depositary Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery by the Eligible Institution, the Depositary Shares in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such Depositary Shares into the Exchange Agent's account at the applicable Depository, along with a Letter of Transmittal (and any other required documents) or, in the case of DTC, an Agent's Message, will be delivered by such Eligible Institution. Unless the Depositary Shares being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above or a confirmation of book entry transfer of such Depositary Shares into the Exchange Agent's account at a Depository in accordance with such Depository's procedures (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), or in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures (along with an Agent's message), is received, PECO Energy may, at its option, reject the tender.

     The method of delivery of Depositary Shares and all other required documents, including delivery through a Depository, is at the option and risk of the tendering shareholder. If certificates for Depositary Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Depositary Shares will be accepted for exchange. By executing this Letter of Transmittal, the tendering holder waives any right to receive any notice of the acceptance of the Depositary Shares for exchange.

3. INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Depositary Shares should be listed on a separate signed schedule attached hereto.

4. PARTIAL TENDERS.

     (Not applicable to Book-Entry Shareholders). If fewer than all the Depositary Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Depositary Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Depositary Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Depositary Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration enlargement or any change whatsoever.

     If any of the Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Depositary Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless Preferred Trust Receipts issued in exchange therefor are to be issued, or Depositary Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Depositary Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of the authority of such person so to act must be submitted.

6. STOCK TRANSFER TAXES.

     PECO Energy will pay all stock transfer taxes, if any, applicable to the exchange of any Depositary Shares pursuant to the Offer. If, however, Depositary Shares not tendered or accepted for exchange are to be issued in the name of any person other than the registered holder of the Depositary Shares tendered or if a transfer tax is imposed for any reason other than the exchange of Depositary Shares pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other Persons) will be payable by the holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

7. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS.

     If any Depositary Shares not tendered or not accepted for exchange are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal or certificates for Depositary Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. SUBSTITUTE FORM W-9.

     Under the federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide such shareholder's or payee's correct taxpayer identification number and certify that such holder of Depositary Shares or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a holder of Depositary Shares or payee is an individual, the taxpayer identification number is the Social Security number of such individual. Certain holders of Depositary Shares or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder of Depositary Shares or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute

Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9. WAIVER OF CONDITIONS.

     The conditions of the Offer may be waived by PECO Energy from time to time in accordance with, and subject to the limitations described in, the Offering Circular/Prospectus, provided that acceptance of Depositary Shares validly tendered in the Offer is subject to the condition that as of the Expiration Date there be at least 1,000,000 Preferred Trust Receipts to be issued and 400 record or beneficial holders of Preferred Trust Receipts to be issued in exchange of such Depositary Shares, which condition may not be waived.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance or additional copies of the Offering
Circular/Prospectus and this Letter of Transmittal may be obtained from the Information Agent at its telephone number set forth below.

11. SOLICITED TENDERS.

     PECO Energy will pay to a Soliciting Dealer (as defined herein) a solicitation fee of $0.50 per Depositary Share validly tendered and accepted for exchange pursuant to the Offer. For purposes of this Instruction 11, "Soliciting Dealer" includes (i) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. No Solicitation Fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders".

     If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Depository, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three NYSE trading days after the Expiration Date in order to receive a Solicitation Fee. No Solicitation Fee shall be payable to a Soliciting Dealer in respect of Depositary Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No Solicitation Fee shall be payable to the Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                            Banks and Brokers Call:
                                 (212) 425-1685
                           All Others Call Toll-Free:
                                 (800) 628-8509

                     The Dealer Managers for the Offer are:

                MERRILL LYNCH & CO.                                 SMITH BARNEY INC.
              World Financial Center                              388 Greenwich Street
                 250 Vesey Street                               New York, New York 10013
             New York, New York 10281                          Liability Management Group
                 Marketing Support                                   (800) 813-3754
                  (212) 236-4565
                  (call collect)

November 8, 1995